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                                                                 Exhibit (p)1.13





                 CODE OF ETHICS FOR DEPRINCE, RACE & ZOLLO, INC.

I.   Introduction

The policies in this Code of Ethics reflect DePrince, Race & Zollo, Inc. ("DRZ") assumption and expectation of unqualified loyalty to the interests of DRZ and its clients on the part of each access person. In the course of their service to DRZ, access persons must be under no influence which may cause them to serve their own or someone else's interests rather than those of DRZ or its clients.

DRZ's policies reflect its desire to detect and prevent not only situations involving actual or potential conflict of interests, but also those situations involving only an appearance of conflict or of unethical conduct. DRZ's business is one dependent upon public confidence. The mere appearance of possibility of doubtful loyalty is as important to avoid as actual disloyalty itself. The appearance of impropriety could besmirch DRZ's name and damage its reputation to the detriment of all those with whom we do business.

Note: The provisions of this Code of Ethics that are required only by the Investment Company Act of 1940 will only apply in the event DRZ acts as an advisor or subadvisor to a registered investment company.

II.  Statement of General Principles

It is the policy of DRZ that no access person shall engage in any act, practice or course of conduct that would violate the provisions of the Investment Advisors Act or, with respect to those clients that are Investment Companies,
Section 17(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17j-1 thereunder. The fundamental position of DRZ is, and has been, that each access person shall place at all times the interests of DRZ's clients first. Accordingly, private financial transactions by access persons of DRZ must be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an access person's position of trust and responsibility. Further, access persons should not take inappropriate advantage of their positions with or on behalf of any client of DRZ.

Without limiting in any manner the fiduciary duty owed by access persons to the clients of DRZ or the provisions of this Code of Ethics, it should be noted that DRZ considers it proper that purchases and sales be made by its access persons in the marketplace of securities owned by the clients of DRZ; provided, however, that such securities transactions comply with the spirit of, and the specific restrictions and limitations set forth in, this Code of Ethics. Such personal securities transactions should also be made in amounts consistent with the normal investment practice of the person involved. Not only does this policy encourage investment freedom and result in investment experience, but it also fosters a continuing personal interest in such investments by those responsible for the continuous supervision of the clients' portfolios. It is also evidence of confidence in the investments made.

In making personal investment decisions with respect to any security, however, extreme care must be exercised by access persons to insure that the prohibitions of this Code of Ethics are not violated. Further, personal investing by an access person should be conducted in such a manner so as to eliminate the possibility that the access person's time and attention is being devoted to his or her personal investments at the expense of time and attention that should be devoted to management of a client's portfolio.

It bears emphasis that technical compliance with procedures, prohibitions and limitations of this Code of Ethics will not automatically insulate from scrutiny personal securities transactions which show a pattern of abuse by an access person of his or her fiduciary duty to any client of DRZ.

III. Legal Requirements

Section 17(j) of the 1940 Act, provides, among other things, that it is unlawful for any affiliated person of DRZ to engage in any act, practice or course of business in connection with the purchase or sale, directly or indirectly, by such affiliated person of any security held or to be acquired by a client, which is an investment company, in contravention of such rules and regulations as the Securities and Exchange Commission (the "Commission") may adopt to define and prescribe means reasonably necessary to prevent such acts, practices or courses of business as are fraudulent, deceptive or manipulative. Pursuant to Section 17(j), the Commission has adopted Rule 17j-1 which states that it is unlawful for any affiliated person of DRZ in connection with the purchase or sale of a security held or to be acquired (as defined in the Rule) by a client:

         (i) to employ any device, scheme or artifice to defraud a client, which is an investment company;

         (ii) to make to a client, which is an investment company, any untrue statement of a material fact or omit to state to a client a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         (iii) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a client, which is an investment company; or

         (iv) to engage in any manipulative practice with respect to a client, which is an investment company.

IV.  Definitions

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For purposes of this Code of Ethics, the following definitions shall apply:

The term "access person" shall mean any director, officer or advisory person (as defined below) of DRZ.

1. The term "advisory person" shall mean (i) every employee of DRZ (or of any company in a control relationship to DRZ who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security (as defined below) by a client, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) every natural person in a control relationship to DRZ who obtains information concerning recommendations made to a client with regard to the purchase or sale of a security.

2. The term "beneficial ownership" shall mean a direct or indirect "pecuniary interest" (as defined in subparagraph (a) (2) of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) that is held or shared by a person directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a security. While the definition of "pecuniary interest" in subparagraph (a) (2) of Rule 16a-1 is complex, the term generally means the opportunity directly or indirectly to provide or share in any profit derived from a transaction in a security. An indirect pecuniary interest in securities by a person would be deemed to exist as a result of: (i) ownership of securities by any of such person's immediate family members sharing the same household (including child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law; (ii) the person's partnership interest in the portfolio securities held by a general or limited partnership; (iii) the existence of a performance-related fee (not simply an asset-based fee) received by such person as broker, dealer, investment adviser or manager to a securities account; (iv) the person's right to receive dividends from a security provided such right is separate or separable from the underlying securities; (v) the person's interest in securities held by a trust under certain circumstances; and (vi) the person's right to acquire securities through the exercise or conversion of a "derivative security" (which term excludes (a) a broad-based index option or future, (b) a right with an exercise or conversion privilege at a price that is not fixed, and (c) a security giving rise to the right to receive such other security only pro rata and by virtue of a merger, consolidation or exchange offer involving the issuer of the first security).

3. The term "control" shall mean the power to exercise a controlling influence over the management or policies of DRZ, unless such power is solely the result of an official position with DRZ, all as determined in accordance with Section 2 (a) (9) of the 1940 Act.

4. The term "client" shall mean an entity (natural person, corporation, investment company or other legal structure having the power to enter into legal contracts), which has entered into a contract with DRZ to receive investment management services.

5. The term "investment company" shall mean a management investment company registered as such under the 1940 Act and for which DRZ is the investment adviser or sub-adviser regardless of whether the investment company has entered into a contract for investment management services with DRZ.

6. The term "investment personnel" shall mean all portfolio managers of DRZ and other advisory persons who assist the portfolio managers in making investment decisions for a client, including, but not limited to, analysts and traders of DRZ.

7. The term "material non-public information" with respect to an issuer shall mean information, not yet released to the public, that would have a substantial likelihood of affecting a reasonable investor's decision to buy or sell any securities of such issuer.

8.   The term "purchase" shall include the writing of an option to purchase.

9. The term "Performance Accounts" shall mean all clients of for which DRZ receives a performance-related fee and in which DRZ is deemed to have an indirect pecuniary interest because of the application of Rule 16a-1(a)(2)(ii)(C) under the Securities and Exchange Act of 1934, as amended, as required by Rule 17j-1 under the 1940 Act.

10. The term "Review Officer" shall mean the officer or employee designated from time to time by DRZ to receive and review reports of purchases and sales by access persons. The term "Alternate Review Officer" shall mean the officer of DRZ designated from time to time to receive and review reports of purchases and sales by the Review Officer, and who shall act in all respects in the manner prescribed herein for the Review Officer.

11.  The term "sale" shall include the writing of an option to sell.

12. The term "security" shall have the meaning set forth in Section 2 (a) (36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies, securities issued by the United States government, short-term securities which are "government securities" within the meaning of Section 2 (a) (16) of the 1940 Act, bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may designated from time to time by DRZ.

13. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

14. The term "significant remedial action" shall mean any action that has a material financial effect upon an access person, such as firing, suspending or demoting the access person, imposing a substantial fine or requiring the disgorging of profits.

V.   Substantive Restrictions On Personal Trading Activities

A.   Prohibited Activities

While the scope of actions which may violate the Statement of General Principles set forth above cannot be defined exactly, such actions would always include at least the following prohibited activities.

1. No access person shall, directly or indirectly, purchase or sell securities in any way, that such securities transactions compete in the market with actual or considered securities transactions for any client of DRZ, or otherwise personally act to injure any client's securities transactions; i.e. you may not execute an order for your own account before executing a client's order. In addition, you may not execute a buy trade for your own account when DRZ is executing a sell for a client, or execute a sell trade for your own account when DRZ is executing a buy for a client;

2. No employee shall use the knowledge of securities purchased or sold by any client of DRZ or securities being considered for purchase or sale by any client of DRZ to profit personally, directly or indirectly, by the market effect of such transactions;

3. No employee shall, directly or indirectly, communicate to any person who is not an access person any material non-public information relating to any client of DRZ or any issuer of any security owned by any client of DRZ, including, without limitation, the purchase or sale or considered purchase or sale of a security on behalf or any client of DRZ, except to the extent necessary to effectuate securities transactions on behalf of the client of DRZ;

4. No access person shall, directly or indirectly, execute a personal securities transaction on a day during which a client of DRZ has a pending "buy" or "sell" order in that same or equivalent security until that order is executed or withdrawn;

5. No access person shall accept any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of client;

6. No access persons shall serve on the board of directors of any publicly traded company, absent prior written authorization and determination by the President of DRZ that the board service would be consistent with the interests of clients. All access persons are prohibited from accepting any service, employment, engagement, connection, association or affiliation in or with any enterprise, business of otherwise which is likely to materially interfere with the effective discharge of responsibilities to DRZ and its clients;

7. Investment personnel shall not, directly or indirectly, purchase any security sold in an initial public offering of an issuer without obtaining prior written approval from the Review Officer;

8. Investment personnel shall not, directly or indirectly, purchase any security issued pursuant to a private placement without obtaining prior written approval from the Review Officer. Investment personnel who have been authorized to acquire securities in a private placement must disclose such investment when they are involved in a client's subsequent consideration of an investment in the issuer. In such circumstances, the client's decision to purchase securities of the issuer must be independently reviewed by investment personnel with no personal interest in the issuer;

9. Investment personnel shall not recommend any securities transaction on behalf of a client without having previously disclosed any beneficial ownership interest in such securities or the issuer thereof to the Review Officer including without limitation:

         a.  his or her beneficial ownership of any securities of such issuer;

         b.  any contemplated transaction by such person in such securities;

         c.  any position with such issuer or its affiliates;  and

         d. any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest.

B.  Exempt Transactions and Conduct

This Code of Ethics shall not be deemed to be violated by any of the following transactions:

1. Purchases or sales for an account over which the access person has no direct or indirect influence or control;

2. Purchases or sales which are non-volitional on the part of the access person;

3. Purchases which are part of an automatic dividend reinvestment plan;

4. Purchases made by exercising rights distributed by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired by the access person from the issuer, and sales of such rights so acquired;

5. Tenders of securities pursuant to tender offers which are expressly conditioned on the tender offer's acquisition of all of the securities of the same class;

6. Purchases or sales for which the access person has received prior written approval from the Review Officer. Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code of Ethics and Section 17(j) of the 1940 Act and rules thereunder; and

7. Purchases or sales made in good faith on behalf of a client, it being understood by, and disclosed to, each client that DRZ may make contemporaneous investment decisions and cause to be effected contemporaneous executions on behalf of one or more of the clients and that such executions may increase or decrease the price at which securities are purchased or sold for the clients.

VI. Compliance Procedures

A. Records of Securities Transactions

Upon the written request of the Review Officer, access persons are required to direct their brokers to supply to DRZ on a timely basis duplicate copies of confirmations of all securities transactions and copies of periodic statements for all securities accounts in which the access person has a beneficial ownership interest.

B. Personal Reporting Requirements

1. Each access person shall submit to the Review Officer a report in the form annexed hereto as Form A or in similar form (such as a computer printout), which report shall set forth at least the information described in subparagraph 2 of this Section VI. C as to all securities transactions during each quarterly period, in which such access person has, or by reason of such transactions acquires of disposes of, any beneficial ownership of a security. Such report shall also describe any new brokerage accounts established during the quarter.

2. Every report on Form A shall be made not later than ten (10) days after the end of each calendar quarter in which the transaction(s) to which the report relates was effected and shall contain the following information:

         (1) the date of each transaction, the title, class and number of shares, and the principal amount of each security involved;

         (2) the nature of each transaction (i.e., purchases, sale or other type of acquisition or disposition);

         (3) the price at which each transaction was effected; and

         (4) the name of the broker, dealer or bank with or through whom each transaction was effected;

provided, however, if no transactions in any securities required to be reported were effected during a quarterly period by an access person such access person shall submit to the Review Officer a report on Form A within the time-frame specified above stating that no reportable securities transaction were effected.


C. Disclosure of Personal Holdings

1. Each access person shall submit to the Review Officer a report in the form annexed hereto as Form B, an initial holdings report no later than 10 days after the person becomes an access person which contains the following information:

         (i) The title, number of shares and principal amount of each security in which the access person had any direct or indirect beneficial ownership when the person became an access person; and

         (ii) The name of any broker, dealer of bank with whom the access person maintained an account in which any securities (including the securities which are excepted from the definition of securities in Section IV.14.) were held for the direct or indirect benefit of the access person as of the date the person became an access person.

2. Each access person shall submit to the Review Officer a report in the form annexed hereto as Form C, an annual holdings report which contains the following information (with such information current as of a date no more than 30 days before the report is submitted):

         (i) The title, number of shares and principal amount of each security in which the access person had any direct or indirect beneficial ownership; and

         (ii) The name of any broker, dealer of bank with whom the access person maintained an account in which any securities (including the securities which are excepted from the definition of securities in Section IV.14.) were held for the direct or indirect benefit of the access person.

E. Review of Reports

1. At the end of each calendar quarter, the Review Officer shall prepare a summary of all transactions by access persons in securities which were purchased, sold, held or considered for purchase or sale by each client during the prior quarter.

2. Both the Review Officer and the Alternate Review Officer shall compare all reported personal securities transaction with completed and contemplated portfolio transactions of the client to determine whether a violation of this Code of Ethics may have occurred. The Review Officer and Alternative Review Officer shall also compare an access person's reported personal securities transactions with the holdings disclosed on the access person's annual holdings report. Before making any determination that a violation has been committed by any person, the Review Officer shall give such person an opportunity to supply additional explanatory material.

3. If the Review Officer determines that a violation of this Code of Ethics has or may have occurred, he shall submit a written determination, together with the related report by the access person and any additional explanatory material provided by the access person to DRZ's President and counsel

F. Annual Certification of Compliance

All access persons shall certify annually that they (i) have read and understand this Code of Ethics and recognize that they are subject hereto, (ii) have complied with the requirements of this Code of Ethics and (iii) have disclosed or reported all personal securities transactions, holdings and accounts which are required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

G. Joint Participation

Access persons should be aware that a specific provision of the 1940 Act prohibits such persons, in the absence of an order of the Commission, from effecting a transaction in which an Investment Company is a "joint or a joint and several participant" with such person. Any transaction which suggests the possibility of a question in this area should be presented to legal counsel for review.

H. Reports to Mutual Funds

No less frequently than annually, DRZ must furnish to the board of directors of any United States mutual fund client, a written report that

     a. Describes any issues arising under this Code of Ethics or procedures since the last report to the board, including, but not limited to, information about material violations of the Code of Ethics or procedures and sanctions imposed in response to the material violations; and

     b. Certifies that DRZ has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics.

A copy of this Code of Ethics shall be submitted to the board of each Mutual Fund no later than September 1, 2000 or for new Mutual Fund clients, prior to DRZ commencing operations as Fund Advisor or sub-advisor, for review and approval. Thereafter, all material changes to this Code of Ethics shall be submitted to each Mutual Fund board for review and approval not later than (6) months following the date of implementation of such material change.

VII. SANCTIONS

Any violation of this Code of Ethics shall result in the imposition of such sanctions as DRZ may deem appropriate under the circumstances, which may include, but is not limited to, removal, suspension of demotion from office, imposition of a fine, a letter of censure and/or restitution to the affected client of an amount equal to the advantage the offending person shall have gained by reason of such violation.

The sanction of disgorgement of any profits realized may be imposed for violation of the prohibition against access persons, directly or indirectly, executing a personal securities transaction on a day during which a client in his or her complex has a pending "buy" or "sell" order.

VIII. RECORDKEEPING REQUIREMENTS

DRZ shall maintain and preserve in an easily accessible place:

         a. A copy of the Code of Ethics (and any prior code of ethics that was in effect at any time during the past five years) for a period of five years;

         b. A record of any violation of this Code of Ethics and of any action taken as a result of such violation for a period of five years following the end of the fiscal year in which the violation occurs;

         c. A copy of each report (or computer printout) submitted under this Code of Ethics for a period of five years, only those reports submitted during the previous two years must be maintained and preserved in an easily accessible place; and

         d. A list of all persons who are, or within the past five years were, required to make reports pursuant to this Code of Ethics.

         e. The names of each person who is serving or who has served as Review Officer or Alternative Review Officer within the past five years.

         f. A copy of each report made by DRZ to any Mutual Fund with respect to this Code of Ethics must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accesible place and

         g. A record of any decision, and the reasons supporting the decision, to approve the acquisition by access persons of initial public offerings or private placements, for at least five years after the end of the fiscal year in which the approval is granted.


IX. MISCELLANEOUS


A. Confidentiality


All information obtained from any access person hereunder shall be kept in strict confidence by DRZ, except that reports of securities transaction hereunder will be made available to the Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation.


B. Notice to Access Persons


DRZ shall identify all persons who are considered to be "access persons," "investment personnel" and "portfolio managers," inform such persons of their respective duties and provide such persons with copies of this Code of Ethics.


C. Exceptions


The Review Officer reserves the right to decide, on a case by case basis, exceptions to any provisions under this Code of Ethics. Any exceptions made hereunder will be maintained in writing by the Review Officer.

D. Further Information

If any person has any question with regard to the applicability of the provisions of this Code of Ethics generally or with regard to any securities transaction or transactions, he should consult the Review Officer.



Effective: August 1, 2000

                          DePrince, Race & Zollo, Inc.
                       Annual Certification of Compliance

I________________________, have read and understand this Code of Ethics and have complied with the requirements and have disclosed or reported all personal securities transactions, holdings and accounts which are required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

Date:___________________



Signature:___________________________

                          DePrince, Race & Zollo, Inc.

FORM A

Name_________________________________________   Date Submitted________(due by
the 10/th/)

Quarter Ended  _________________

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                                                     Buy, Sell,                                    Principal
     Date of      Description of                    Short Sell,      Number of                     amount of
   Transaction       Security      Common or Pref    or Cover         Shares           Price      transaction       Broker
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
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

Were any new brokerage accounts established during the quarter?     Yes      No

If Yes, please list:___________________________________________________

The above report is a record of every transaction in all accounts in which I have either direct or an indirect beneficial ownership.

_________________________                     __________________________________
Employee Signature                            Review Officer Signature

                          DePrince, Race & Zollo, Inc.

Form B

INITIAL FILING OF ACCESS PERSON

Name________________________________________

Date you became an access person:_________________

Date report submitted:___________________________ (due 10 days after becoming an access person)

Please list the title, number of shares and principal amount of each security in which you had any direct or indirect beneficial ownership in on the date you became an access person. Please also list the names of any brokers, dealers and/or banks with whom you maintain securities either direct or indirectly.

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     Title (description) of Security                  Number of Shares                        Principal Amount
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
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

    You may submit a brokerage statement showing this information in lieu of completing this form.

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Brokers, Dealers and/or Banks where any securities are held either directly or indirectly
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
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

Review Officer Signature_____________________________________________

                          DePrince, Race & Zollo, Inc.

                                     Form C

Access Persons Annual Holdings Report

                      Name________________________________

Year Ended December 31,______________

Date Report Submitted _________________(due by January 31)

Please list the title, number of shares and principal amount of each security in which you had any direct or indirect beneficial ownership in. Please also list the names of any brokers, dealers and/or banks with whom you maintain securities either direct or indirectly.

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     Title (description) of Security                  Number of Shares                        Principal Amount
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
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

    You may submit a brokerage statement showing this information in lieu of completing this form.

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Brokers, Dealers and/or Banks where any securities are held either directly or indirectly
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
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

Review Officer Signature_____________________________

                          DePrince, Race & Zollo, Inc.
                     Annual Certification of Privacy Policy



I________________________, have read and understand the Privacy Policy and have complied with the requirements.

Date:___________________



Signature:___________________________